UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2007

PHANTOM ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50535	65-1048794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Grace Church St., Suite 302
Port Chester, NY 10573
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (866) 452-9883

Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd flr.
New York, NY 10006
(212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Change in Directors or Principal Officers, Appointment of Directors or Principal Officers

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 5, 2007, Timothy M. Roberts resigned as the Chairman of the Board of Directors of Phantom Entertainment, Inc. (the “Company”). On July 6, 2007, Phantom accepted Mr. Roberts’ resignation. Mr. Roberts resigned to pursue other opportunities. The Company is currently searching for a replacement to fill the vacancy created.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 9th day of July 2007.

Phantom Entertainment, Inc.

July 9, 2007	By:	/s/ Greg Koler

Greg Koler Chief Executive Officer (active Chief Financial Officer)